Internet Site Agreement

                                 1. TERM

The Agreement will take effect on the Effective Date on the last page of this Agreement, and, unless terminated earlier as permitted hereunder, will terminate on the first anniversary hereof (the "Term").

                            2. REUTERS SERVICES

2.1 Provision of Services.  Reuters will provide Distributor with access to the
    ----------------------
Reuters Services in accordance with all of the terms and conditions of this Agreement. The text and data contained in the Reuters Services, and any portion thereof, shall hereinafter be referred to, individually and collectively, as the "Reuters Content". Reuters will provide the Reuters Content to Distributor via file transfer protocol.

2.2 Withdrawal of Service. Reuters may cancel all or part of any Reuters Service
    ----------------------
if: (a) the Reuters Service becomes the subject of a claim that such service infringes the rights of any third person or that Reuters otherwise does not have the right to permit others to use it; (b) the Reuters Service becomes illegal or contrary to any applicable law or regulation; or (c) Reuters for any reason discontinues the Reuters Service (or part thereof) as a Reuters product offering. If Reuters cancels all or part of any Reuters Service, Reuters only obligations to Distributor will be to notify Distributor reasonably promptly (in the case of subsection (c) above, not less than 30 days in advance) and to refund, pro rata, any fees paid in advance for the affected Reuters Service. Except as set forth in this subsection, such cancellation shall not give rise to a right of Distributor to cancel the affected Reuters Service or terminate the Agreement. In the event, pursuant to this subsection Reuters cancels: (a) a whole Reuters Service, Distributor may terminate this Agreement if Distributor is receiving only one Reuters Service at the time; (b) part of a Reuters Service, Distributor may cancel the affected Reuters Service if Reuters cancellation substantially frustrates Distributor's purpose in subscribing to such service. In each case, Distributor shall pay any fees and charges due at the time of termination.

                         3. USE OF REUTERS CONTENT

3.1 License.  Reuters hereby grants to Distributor during the Term the
    --------
non-exclusive, non-transferable, non-sublicensable right, subject to the terms and conditions of this Agreement, to distribute the Reuters Content solely by displaying it on Distributor's Internet Service, and to make such internal copies as are necessary to create that display. Except as set forth herein, no other use, copying, display or distribution, in any form, of the Reuters Content, in whole or in part, by Distributor is permitted without the prior written consent of Reuters.

3.2 Limitations and Restrictions.  Unless otherwise stated in this Agreement,
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Distributor  shall  display the Reuters Content verbatim as received and may not edit, modify or translate the Reuters Content in any way; provided that Distributor shall be permitted to: (a) modify the layout of the Reuters Content to fit within the layout of Distributor's Internet Service; and (b) extract headlines from the Reuters Content for display in accordance with Sec. 3.1 hereof, provided that each such headline shall contain a hypertext link to the corresponding story as displayed on Distributor's Internet Service. Distributor shall not re-write or otherwise use any portion of the Reuters Content to create original content for publication. The rights granted to

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Distributor  herein  shall  be  subject  to  the  additional  limitations  and restrictions,  if  any,  specified  in  this  Agreement.

3.3 Editorial Control.  Reuters reserves to itself complete editorial freedom in
    ------------------
the form and content of the Reuters Content and may alter the same from time to time, such alterations including retracting and canceling stories (which, for clarity, shall not constitute a cancellation of part of a Reuters Service as described in Sec. 2.2 hereof) and publishing corrections. Distributor shall comply with any editorial codes contained in the Reuters Content, including mandatory delay codes, or any other reasonable limitations or restrictions placed by Reuters or its third party content providers on the use, display or distribution of any Reuters Content, provided Distributor is informed of the meaning of any such codes and is given reasonably sufficient time to comply therewith. Reuters shall inform Distributor of the meaning of any such codes.

3.4 Release of Content.  Distributor will display Reuters Content promptly after
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the  later  of  (a)  the  time  the Reuters Content is received at Distributor's
Installation Address; or (b) the end of any applicable delay period. In no event may Distributor display Reuters Content received more than 24 hours earlier in any section entitled "Today's News", "Current", or any title of similar import.

3.5 Storage.  Distributor may not store or authorize any person to store the
    --------
Reuters Content in any medium for more than ten (10) days without the prior written consent of Reuters. Distributor acknowledges that Reuters may impose additional fees if it grants permission to extend such storage period.

                      4. CREDIT AND BRANDING

4.1 Notices.  Distributor will not remove or conceal any copyright or other
    --------
proprietary notice or any credit--line or date-line included in the Reuters Services. Distributor will insert on any page that contains any Reuters Content, and in close proximity to the Reuters Content, the following notice:
"Copyright [insert current year] Reuters Limited. Click Here for Limitations and Restrictions on Use." Such notice (and any "Teaser Notice" as set forth below) shall contain a hypertext link to the following notice, which shall appear in a legal notice area on Distributor's Internet Service: "Reuters content is the intellectual property of Reuters Limited. Any copying, republication or redistribution of Reuters content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Reuters. Reuters shall not be liable for any errors or delays in content, or for any actions taken in reliance thereon." Reuters reserves the right to alter these notices from time to time. Notwithstanding the foregoing, if the only Reuters Content on a page is three or fewer headlines per Reuters Service, Distributor shall be permitted to substitute "Reuters Health Headlines", or a similar Reuters identifier mutually agreed by the parties ("Teaser Notice"), for the copyright notice first set forth above.

4.2 Branding.  Reuters will provide Distributor with a graphics file containing
    ---------
the Reuters logo ("Logo"). Distributor shall insert the Logo at the top of any page containing any Reuters Content, except a page whose only Reuters Content is three or fewer headlines per Reuters Service, in a size not smaller than 200 X 44 pixels square. Reuters reserves the right, with reasonable prior notice, to replace this Logo with another graphic of similar size identifying the Reuters Services.

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4.3 Use of Reuters Marks.  Except as specifically authorized in this Section,
    ---------------------
Distributor shall not use the Reuters name or any Reuters trademarks without Reuters prior written consent. Distributor may not make any statement (whether oral or in writing) in any external advertising, marketing or promotion materials regarding Reuters or the Reuters Services without the prior written consent of Reuters, provided that materials that are substantially identical to those previously approved need not be submitted for re-approval.

4.4 Linking and Framing. Distributor may not solicit or encourage other internet
    -------------------
sites or on-line services to frame, or hypertext link directly to, the Reuters Content on Distributor's Internet Service without the prior written consent of Reuters. To the extent technologically feasible and commercially reasonable, Distributor shall not permit any third party internet site or on-line service to frame Distributor's Internet Service such that any Reuters Content appears on the same screen as such third party's internet site or on-line service. To the extent that it is not technologically feasible or commercially reasonable to prevent such framing, upon Reuters request and at Reuters expense, Distributor shall cooperate with Reuters in causing such third party to cease and desist from such framing.

4.5 No Co-Branding.  Distributor may not co-brand pages containing any Reuters
    --------------
Content. For purposes of this subsection, to "co-brand" means to display the name, logo, trademark or other identifier of another entity (except for Reuters or Distributor) in such a manner as to give the viewer the impression that such other entity is a publisher or distributor of the Reuters Content. This section is not intended to prohibit conventional advertising or sponsorships that do not create such impression.

4.6 Misleading Advertising.  Distributor will not include any advertising on
    -----------------------
pages containing Reuters Content that falsely imply that the advertiser is associated with Reuters or the Reuters Content.

                         5. INTELLECTUAL PROPERTY

5.1 Rights of Reuters.  The Reuters Services and Reuters name and trademarks are
    ------------------
the valuable intellectual property of Reuters Limited. All rights with respect to the Reuters Services and Reuters name and trademarks, whether now existing or which may hereafter come into existence, which are not expressly granted to Distributor herein are reserved to Reuters Limited. Any goodwill generated through Distributor's use of the Reuters name and trademarks shall inure solely to the benefit of Reuters Limited.

5.2 Distributor's Obligations.  Distributor will promptly notify Reuters of any
    --------------------------
infringement or threatened infringement of any right of Reuters of which Distributor becomes aware and will provide reasonable assistance to Reuters, at Reuters expense, in connection therewith.

                         6. FEES/ROYALTIES

6.1 Monthly Fees.  In consideration of the rights granted to Distributor in this
    -------------
Agreement,  Distributor  will  pay  Reuters  all fees and royalties set forth in
Schedule 2 hereto ("Fees"). All Fees shall be paid within 30 days of receipt of an invoice for the same from Reuters.

6.2 Late Payments.  All amounts owed hereunder not paid when due and payable
    --------------
will bear interest from the date such amounts are due and payable at the greater of (a) 1.5 percent per month and (b) the maximum allowable rate of interest in the State of New York for transactions between sophisticated commercial entities.

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                         7. CONFIDENTIALITY

7.1 Definition.  "Confidential Information" means any information regarding the
    -----------
terms of this Agreement and any information, in whatever form, regarding the business or operations of Reuters or Distributor that the disclosing party designates as confidential at the time of disclosure; provided that Confidential Information shall not include information which: (a) at or prior to the time of disclosure by the disclosing party was known to the receiving party through lawful means; (b) at or after the time of disclosure by the disclosing party becomes generally available to the public through no act or omission on the receiving party's part; (c) is developed by the receiving party independent of any Confidential Information it receives from the disclosing party; or (d) the receiving party receives from a third person free to make such disclosure without breach of any legal obligation.

7.2  Obligations.  The  receiving  party acknowledges the confidential nature of
     -----------
the disclosing party's Confidential Information and agrees that it shall not disclose the disclosing party's Confidential Information to any other person, or use any Confidential Information for any purpose other than as contemplated hereby, without the prior written consent of the disclosing party. Each party hereto agrees to take reasonable precautions (no less rigorous than the receiving party takes with respect to its own comparable Confidential Information) to prevent unauthorized or inadvertent disclosure of the other party's Confidential Information. Notwithstanding the foregoing, a receiving party may disclose Confidential Information of a disclosing party pursuant to any statute, regulation, order, subpoena or document discovery request, provided that prior written notice of such disclosure is furnished to the disclosing party as soon as practicable in order to afford the disclosing party an opportunity to seek, at its own expense, a protective order (it being agreed that if the disclosing party is unable to obtain or does not seek a protective order and the receiving party is legally compelled to disclose such information, disclosure of such information may be made without liability).

                       8. LIMITATION OF LIABILITY

8.1  Acts of God.  Neither party will be liable for any failure to perform any
     ------------
obligation hereunder, or from any delay in the performance thereof, due to causes beyond its control, including industrial disputes of whatever nature, acts of God, public enemy, acts of government, failure of telecommunications, fire or other casualty. Notwithstanding the foregoing, in the event that due to any of the causes contemplated herein there is an interruption in the Reuters Services in excess of 24 hours, Distributor shall receive a refund of pre-paid fees in an amount proportional to the reduction of Reuters Services due to such delay or interruption. Furthermore, if such interruption continues for 15 consecutive days, Distributor shall have the right to terminate this Agreement immediately upon written notice to Reuters.

8.2 Special Damages.  Under no circumstances will either party be liable for any
    ----------------
indirect, incidental, special or consequential damages with respect to the subject matter hereof, including lost profits, regardless of whether such damages could have been foreseen or prevented by either party.

8.3 Aggregate Liability.  Except for the parties' obligations under Section 10,
    --------------------
in no event will the aggregate liability of either party to the other party or to any third party for damages, direct or otherwise, arising out of or in connection with this Agreement exceed the total value of the Fees payable to Reuters during the Term regardless of the cause or form of action; provided, however, that the foregoing I imitation on liability shall not apply to any violation by Distributor of the provisions of Sections 3.1, 3.2, 3.5 and 7 hereof.

                     9. REPRESENTATIONS AND WARRANTIES

9.1 General.  Each party hereto represents and warrants that: (a) it has the
    --------
full right and power to enter into and fully perform this Agreement in accordance with its terms; and (b) the execution, delivery and performance of this Agreement will not violate rights granted by such party to any third party or violate the provisions of any agreement to which it is a party.

9.2 EXCLUSION OF WARRANTIES.  REUTERS SHALL NOT BE LIABLE FOR ANY DAMAGES
    ------------------------
SUFFERED  OR  INCURRED  BY  DISTRIBUTOR  OR  ANY THIRD PERSON ARISING OUT OF ANY
FAULTS, INTERRUPTIONS OR DELAYS IN THE REUTERS SERVICES AND ANY INACCURACIES, ERRORS OR OMISSIONS IN THE REUTERS CONTENT. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO WARRANTIES, CONDITIONS, GUARANTIES OR REPRESENTATIONS (AS USED IN THIS SUBSECTION, "WARRANTIES") AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, IN LAW OR IN FACT, ORAL OR IN WRITING. ALL SOFTWARE IS LICENSED "AS IS", WITHOUT ANY WARRANTIES. EACH PARTY HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY WARRANTY MADE BY THE OTHER EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT.

                           10. INDEMNIFICATION

10.1 Indemnification by Distributor.  Distributor will indemnify and hold
     ------------------------------
Reuters harmless from and against any and all liabilities, damages, awards, settlements, losses, claims and expenses, including reasonable attorneys fees and costs of investigation ("Damages"), due to any claim by a third party relating to or arising out of Distributor's Internet Service or any other activities of Distributor, including infringement of any third person's intellectual property rights, except Damages arising solely out of Distributor's use of the Reuters Content, unmodified, in accordance with this Agreement.

10.2 Indemnification by Reuters.  Reuters will indemnify and hold Distributor
     ---------------------------
harmless from and against any and all Damages (including attorney's fees) due to any claims by a third party that the Reuters Content, or the Software or trademarks infringes any third party's intellectual property rights, provided that: (i) the relevant claim does not arise from any modification to the Reuters Content made by Distributor or any person receiving the Reuters Content through Distributor; (ii) the relevant claim does not concern Reuters Content that Reuters reasonably notified Distributor in advance should not be used; and,
(iii) if the relevant claim is not based upon content obtained by Reuters from a third party, only to the extent that such third party has indemnified Reuters.

10.3 Notice and Participation.  A party seeking indemnification pursuant to this
     -------------------------
Section 13 (an "Indemnified Party") from or against the assertion of any claim by a third party will give prompt notice to the party from whom indemnification is sought (the "Indemnifying Party"); provided, however, that failure to give prompt notice will not relieve the Indemnifying Party of any liability hereunder (except to the extent the Indemnifying Party has suffered actual material prejudice by such failure). The Indemnifying Party and the Indemnified Party will cooperate in the defense or prosecution of any third party claims.

                           11. TERMINATION

11.1 Termination by Either Party.  In addition to any other remedy available at
     ----------------------------
law or in equity, either party may terminate this Agreement immediately, without further obligation to the other party, in the event of any breach of this Agreement by the other party that is not remedied within 30 days' written notice of such breach; provided that Reuters may terminate this Agreement for any breach of Sections 3 or 7 that is not remedied within 5 days' notice of such breach

11.2 Termination by Reuters.  In additional to the right of termination set
     -----------------------
forth in Sec. 11.1, Reuters shall have the right to terminate this agreement immediately in the event of: (a) any sale, lease or other transfer of all or substantially all of the assets of Distributor to any entity; (b) any change in control of Distributor (whether by merger, stock transfer or otherwise); or (c) Distributor's making an assignment for the benefit of its creditors, the filing of a voluntary or involuntary petition under any bankruptcy or insolvency law, under the reorganization or arrangement provisions of the United States Bankruptcy Code, or under the provisions of any law of like import in connection with the other party, or the appointment of a trustee or receiver for Distributor or its property.

11.3 Obligations Upon Termination.  Promptly upon termination of this Agreement
     -----------------------------
for any reason, Distributor will: (a) delete or destroy any Reuters Content stored pursuant to Section 3.5 or otherwise in its possession, custody or control; and (b) pay all fees accrued pursuant to this Agreement.

                           12. GENERAL

12.1 Similar Agreements.  Nothing will be deemed to limit or restrict either
     -------------------
party from entering into similar agreements with any other Person or from offering services similar to the other party's.

12.2 Press Releases.  Neither party will issue any external press statement
     ---------------
regarding the availability of the Reuters Services on Distributor's Internet Site unless (a) it has received the express written consent of the other party, which will not be unreasonably withheld; or (b) it is required to do so by Law.

12.3 Controlling Law.  This Agreement will be deemed to have been executed and
     ----------------
delivered in the State of New York and it will be governed by and construed in accordance with the laws of New York.

12.4 Notices. Except as otherwise provided herein, whenever any notice, request,
     --------
consent, approval or other communication shall be given by one party hereto to the other, such communication shall be in writing and shall be delivered by registered or certified mail, return receipt requested, addressed as follows: To
Reuters: Reuters Health Information Inc. 1700 Broadway, New York, New York 10019, (212) 397-5052, Attn: CEO, Cc: COO, and To Distributor: At the Address at the last page of this Agreement. Notices shall be effective on the date received.

12.5 Assignments.  This Agreement will be binding upon and inure to the benefit
     ------------
of the parties, their respective personal representatives, and permitted successors and assigns. Distributor may not assign or otherwise transfer any of its rights or delegate any of its duties under this Agreement without the prior written consent of Reuters, such consent not to be unreasonably withheld. Reuters reserves the right, at its sole discretion, to assign or transfer any of its rights and delegate any of its duties hereunder, in whole or in part, to any direct or indirect subsidiary of Reuters Limited. Each party shall respond with reasonable promptness to a request for consent to assignment from the other.

12.6 Relationship Between the Parties.  There is no joint venture, partnership,
     ---------------------------------
agency or fiduciary relationship existing between the parties and the parties do not intend to create any such relationship by this Agreement.

12.7 Amendments, Waivers.  This Agreement may not be amended, modified or
     --------------------
superseded, unless expressly agreed to in writing by both parties. No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. The failure of either party at any time or times to require full performance of any provision hereof will in no manner affect the right of such party at a later time to enforce the same.

12.8 Severability.  If any provision or term of this Agreement, not being of a
     -------------
fundamental nature, is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder of this Agreement will not be affected.

12.9 Survival.  The provisions of Sections 3, 6, 7, 8, 9, 10, 11, and 12 of this
     ---------
Agreement will survive the termination of this Agreement.

REUTERS HEALTH INFORMATION INC.


By:   (Signed)
   ---------------------------
      Name:
      Title:

DISTRIBUTOR


By:
   ---------------------------
      Name:
      Title:

Effective Date: May 1, 1999

Print Full Legal Name and Address of Distributor:

Global Net Care.com

                             SCHEDULE 1
                             ----------
Reuters Services/Content
------------------------
The services provided by Reuters are "Reuters Health eLine", a news service (or portion thereof) that is delivered electronically each Business Day and the Reuters Health eline Archive. Over the course of one (1) week, Distributor will be provided with a minimum of fifty (50) stories per week from the service to post on Distributor's Internet Site. Reuters shall determine in its sole discretion the content of the service and shall have no obligation under this Agreement or otherwise to include in the Reuters Content any particular news material requested by Distributor.

Distributor Information
-----------------------

"Distributor's Internet Site" means the Internet site owned and operated by Distributor and is accessed via the URL www.globalnetcare.com, and any Mirror Site.

                             SCHEDULE 2
                             ----------
Monthly Fees
------------

$3,500 per month

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